                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 AUTOZONE, INC.
                (Name of Registrant as Specified in Its Charter)

                                 not applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies: na

(2) Aggregate number of securities to which transaction applies: na

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how its was determined): na

(4) Proposed maximum aggregate value of transaction: na

(5) Total fee paid: na


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: na

(2) Form Schedule or Registration Statement No.: na

(3) Filing Party: na

(4) Date Filed: na

                              [LOGO OF AUTOZONE]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 12, 1996

TO THE STOCKHOLDERS OF AUTOZONE, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AutoZone, Inc. (the "Company") will be held at the Company's principal executive offices, 123 South Front Street, Memphis, Tennessee 38103 on Thursday, December 12, 1996, at 10 a.m. (Central Standard Time) for the following purposes:

    1. To elect eleven directors for terms of one year each and until their successors are duly elected and qualified;

    2. To approve the 1996 Stock Option Plan;

    3. To ratify the appointment of Ernst & Young LLP as independent certified public accountants for fiscal year 1997; and

    4. To transact other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on October 30, 1996, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.

  You are cordially invited to attend this meeting.

                                          By order of the Board of Directors

                                          HARRY L. GOLDSMITH
                                          Secretary

Memphis, Tennessee
November 8, 1996

                                   IMPORTANT

  PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                AUTOZONE, INC.
                            123 SOUTH FRONT STREET
                           MEMPHIS, TENNESSEE 38103

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 12, 1996

  This Proxy Statement and the accompanying proxy are being furnished to stockholders of AutoZone, Inc. (the "Company" or "AutoZone") in connection with the solicitation of the enclosed proxy by the Board of Directors of AutoZone for use at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices, 123 South Front Street, Memphis, Tennessee 38103 on December 12, 1996, at 10 a.m. (Central Standard
Time) and at any adjournment thereof. This Proxy Statement and the accompanying proxy are being first mailed on or about November 8, 1996.

                                     PROXY

  When the enclosed proxy is executed and returned, the shares it represents will be voted at the Annual Meeting and at any adjournment thereof as directed by the stockholder executing the proxy, unless it is earlier revoked. If an executed proxy gives no directions concerning any particular matter acted upon at the Annual Meeting or at any adjournment thereof, the shares represented by the proxy will be voted in favor of the matters discussed herein, and in the best judgment of the proxyholder on any other matter that may properly come before the stockholders for a vote. Any stockholder executing and delivering the proxy may revoke it at any time prior to a vote on a matter by the due execution of another proxy bearing a later date or by written notification to the Secretary of the Company. Stockholders who are present in person at the Annual Meeting may revoke their proxy and vote in person if they so desire. Proxies reflecting broker non-votes will be counted as present for purposes of a quorum, but not be counted as either voting for or against any proposal. Abstentions will be included in tabulations of the votes cast on proposals presented (other than the election of Directors) in the same manner as votes cast against such proposals.

                            SOLICITATION OF PROXIES

  This solicitation of proxies is being made by the Board of Directors of the Company and the solicitation expenses will be borne by the Company. The principal solicitation is being made by mail; however, additional solicitation may be made in person or by telephone, facsimile or electronic communication by officers of the Company. The Company expects to reimburse brokerage houses, banks, and other fiduciaries for reasonable expenses of forwarding proxy materials to beneficial owners.

                   VOTING SECURITIES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  At the close of business on October 30, 1996, the Company had outstanding 150,298,667 shares of Common Stock. Each share of Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Only stockholders of record at the close of business on Wednesday, October 30, 1996, will be entitled to vote at the Annual Meeting and at any adjournment thereof.

  The following table sets forth certain information regarding the beneficial ownership of AutoZone's outstanding Common Stock as of October 21, 1996, by
(i) any person or group known by the Company to be the beneficial owner of more than five percent of the Company's common stock, (ii) each of AutoZone's directors,

(iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of AutoZone as a group. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them and the beneficial ownership is direct.

                                                        BENEFICIAL OWNERSHIP
                                                               AS OF
                                                        OCTOBER 21, 1996 (1)
                                                        ------------------------
NAME OF BENEFICIAL OWNER                                  SHARES      PERCENT
------------------------                                ------------- ----------
KKR Associates (2).....................................    19,908,488     13.2%
 9 West 57th Street
 New York, NY 10019
J.R. Hyde, III (3).....................................    12,379,946      8.2%
 123 S. Front Street
 Memphis, TN 38103
The Prudential Insurance Company of America (4)........     9,236,278      6.1%
 Prudential Plaza
 Newark, NJ 07102
Provident Investment Counsel, Inc. (5).................     8,426,972      5.6%
 300 North Lake Avenue
 Pasadena, CA 91101
J.C. Adams, Jr. (6)....................................         1,187        *
Andrew M. Clarkson (7).................................       578,320        *
N. Gerry House.........................................             0      --
Thomas S. Hanemann (8).................................       687,841        *
James F. Keegan (9)....................................         2,500        *
Henry R. Kravis (2) (10)...............................           --       --
Robert I. MacDonnell (2) (11)..........................           --       --
Michael W. Michelson (2)...............................           --       --
John E. Moll (12)......................................       998,448        *
George R. Roberts (2) (13).............................           --       --
Ronald A. Terry (14)...................................         5,128        *
Timothy D. Vargo (15)..................................         8,415        *
Robert J. Hunt (16)....................................       100,000        *
All directors and executive officers as a group,
 including those named above (other than as set
 forth in relation to KKR Associates) (20 persons)
 (17)..................................................    15,052,922     10.0%

--------
* Less than 1%
 (1) For purposes of this table, "beneficial ownership" includes any shares which such person has the right to acquire within 60 days of October 21, 1996. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding in computing the percentage ownership of any other person.
 (2) Includes (i) 10,227,594 shares (6.8%) owned of record by three limited partnership of which KKR Associates is the sole general partner (the "Partnerships"), and (ii) 9,680,894 shares (6.4%) owned of record by KKR Associates. The limited partnership agreements pursuant to which the Partnerships were organized are, by their terms, to dissolve on December 31, 1996, unless amended by all of the limited partners to extend the term beyond such date. There can be no assurance that KKR Associates will seek such amendments, or, if sought, that they will be approved by the limited partners. In the event of the winding up and dissolution of the Partnerships, KKR Associates will have sole discretion regarding the disposition of such Common Stock, including public or private sales of such Common Stock, the distribution of such Common Stock to the limited partners of the Partnerships, or a combination of the foregoing. KKR Associates in its capacity as general partner of the Partnerships may be deemed to beneficially own the shares held by the Partnerships. Messrs. Kravis, Roberts, MacDonnell, Michelson, Edward A. Gilhuly, Perry Golkin, James H. Greene, Jr., Paul E. Raether, Clifton S. Robbins, Scott M. Stuart, and Michael T. Tokarz, as general partners of KKR Associates, a limited partnership, may be deemed to share beneficial ownership of the shares owned by KKR Associates. Messrs. Kravis, Roberts, MacDonnell, and Michelson are members of AutoZone's Board of Directors. Not included in the number of shares listed are 140,000 shares held in trust for the family of Mr. Raether and for which Mr. Raether's spouse acts as co-trustee, 20,000 shares held in trust for the family of Mr. Gilhuly and for which Mr. Gilhuly acts as co-trustee, 2,000 shares owned by Mr. Golkin, 40,000 shares owned jointly by Mr. Greene and his wife, and 40,000 shares owned by Mr. Tokarz.
 (3) Includes 170,000 shares which are held in trusts for which Mr. Hyde is sole trustee, 400,000 shares held in a trust for which Mr. Hyde is co-trustee, and 325,000 shares held by a charitable foundation for which Mr. Hyde is an officer and a director and for which Mr. Hyde shares voting and investment power. Does not include 2,000 shares owned by Mr. Hyde's spouse.
 (4) All information regarding The Prudential Insurance Company of America ("Prudential") is based upon the Schedule 13G filed by Prudential dated February 14, 1996. Prudential may have direct or indirect voting and/or investment discretion over 9,236,278 shares which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Prudential has sole voting and investment power over 856,300 shares, shares the power to vote 7,294,078 shares, and shares the investment power over 8,379,978 shares. Prudential's filing of the
     Schedule 13G should not be construed as an admission that Prudential is, for the purposes of Section 13 or 16 of the Securities Exchange Act, the beneficial owner of these shares.
 (5) All information regarding Provident Investment Counsel, Inc.
     ("Provident") is based upon the Schedule 13G filed by Provident dated February 7, 1996. Provident is a registered investment adviser and has direct beneficial ownership of the shares listed as a result of Provident's discretionary authority to buy, sell, and vote shares of such common stock for its investment advisory clients. Provident has the sole power to vote 6,486,847 shares and no power to vote 1,940,125 shares. Provident has sole dispositive power for all of the shares.
 (6) Does not include 600 shares held in trusts for the benefit of Mr. Adams' children.
 (7) Includes 92,400 shares held by a charitable trust for which Mr. Clarkson is sole trustee, with respect to which Mr. Clarkson disclaims beneficial ownership. Does not include 2,000 shares owned by members of Mr.
     Clarkson's immediate family nor does it include 56,000 shares held in trusts for the benefit of certain members of Mr. Clarkson's family, with respect to both of which Mr. Clarkson disclaims beneficial ownership.
 (8) Includes 680,000 shares issuable upon exercise of stock options which are exercisable immediately or within sixty (60) days after October 21, 1996.
 (9) Does not include 400,000 shares that are held in trust for a family member of Mr. Hyde for which Mr. Keegan is a co-trustee, with respect to which Mr. Keegan disclaims any beneficial ownership. Does not include 800 shares owned by members of Mr. Keegan's family with respect to which Mr. Keegan disclaims any beneficial ownership.
(10) Does not include 120,000 shares of Common Stock held by Mr. Kravis as a trustee of an irrevocable trust created by Mr. Roberts for the benefit of Mr. Roberts' children (the "Roberts Trust"). As co-trustee, Mr. Kravis shares the authority to vote and dispose of the shares, but has no economic interest in such shares. Does not include 120,000 shares of Common Stock held in an irrevocable trust created by Mr. Kravis for the benefit of his children with respect to which Mr. Kravis disclaims any beneficial ownership.
(11) Does not include 120,000 shares of Common Stock held in an irrevocable trust created by Mr. MacDonnell for the benefit of Mr. MacDonnell's children (the "MacDonnell Trust") with respect to which Mr. MacDonnell disclaims any beneficial ownership.
(12) Does not include 150,000 shares held by Mr. Moll's spouse with respect to which Mr. Moll disclaims beneficial interest.
(13) Does not include 120,000 shares of Common Stock held by Mr. Roberts as a trustee of the MacDonnell Trust. As co-trustee, Mr. Roberts shares the authority to vote and dispose of the shares, but has no economic interest in such shares. Does not include 120,000 shares of Common Stock held in the Roberts Trust with respect to which Mr. Roberts disclaims any beneficial ownership.

(14) Does not include 12,558 shares owned by members of Mr. Terry's immediate family.
(15) Does not include 4,635 shares owned by members of Mr. Vargo's immediate family.
(16) Includes 2,000 shares owned by Mr. Hunt's wife.
(17) Includes 984,668 shares issuable upon exercise of stock options which are exercisable immediately or within sixty (60) days after October 21, 1996.

PROPOSAL 1--ELECTION OF DIRECTORS

  The Company's Board of Directors currently consists of thirteen members, each of whom is elected to serve for a term of one year. Eleven directors will be elected at the Annual Meeting to serve until the Annual Meeting in 1997. Henry R. Kravis and Robert I. MacDonnell, both current directors of the Company, have decided not to stand for re-election. Proxies representing shares of Common Stock held on the Record Date that are returned duly executed will be voted, unless otherwise specified, in favor of the eleven nominees for the Board of Directors named below. All nominees are members of the present Board of Directors and were elected as directors at the 1995 Annual Meeting, except for Messrs. Adams and Vargo, who were elected on March 2, 1996, and Dr. House, who was elected to the Board on August 7, 1996. All nominees have consented to serve if elected, but should any nominee be unavailable to serve (which event is not anticipated) the persons named in the proxy intend to vote for such substitute nominee as the Board of Directors may recommend. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

  Biographical and other information for each nominee, each of whom is an incumbent director, is set forth below:

J.C. ADAMS, JR., 48--VICE CHAIRMAN, CHIEF OPERATING OFFICER, AND DIRECTOR

  J.C. Adams, Jr., was elected Vice Chairman and Chief Operating Officer and a director in March 1996. Previously, he was Executive Vice President-- Distribution since 1995. From 1990 to 1994, Mr. Adams was a co-owner of Nicotiana Enterprises, Inc., a company primarily engaged in food distribution. From 1983 to 1990, Mr. Adams was President of the Miami Division of Malone & Hyde, Inc. ("Malone & Hyde") the former parent company of AutoZone. The Company anticipates that Mr. Adams will be elected President and Chief Operating Officer upon Mr. Hanemann's retirement on December 12, 1996.

ANDREW M. CLARKSON, 59--DIRECTOR

  Andrew M. Clarkson has been a director since 1986 and is employed by the Company as Chairman of the Finance Committee. Mr. Clarkson had been Vice President and Treasurer of the Company in 1986, Senior Vice President and Treasurer of the Company from 1986 to 1988, was Secretary from 1988 to 1993 and was Treasurer from 1990 to 1995. Previously Mr. Clarkson was Chief Financial Officer of Malone & Hyde from 1983 to 1988.

THOMAS S. HANEMANN, 59--PRESIDENT AND DIRECTOR

  Thomas S. Hanemann has been a director and President since 1994. He had previously been Executive Vice President--Stores and Distribution between 1992 and 1994, and had been Senior Vice President--Stores of AutoZone since 1986. Previously, Mr. Hanemann was President of Ike's and Super D, drug store divisions of Malone & Hyde. Mr. Hanemann has been employed by AutoZone or Malone & Hyde since 1974. Mr. Hanemann has expressed his intention to retire as President of the Company as of December 12, 1996.

N. GERRY HOUSE, 49--DIRECTOR

  N. Gerry House was elected to the Board of Directors on August 7, 1996. Dr. House has been Superintendent of the Memphis, Tennessee, City Schools since 1992. Prior to that time Dr. House was Superintendent of the Chapel Hill-Carrboro School System in North Carolina.

J.R. HYDE, III, 53--CHAIRMAN AND CHIEF EXECUTIVE OFFICER

  J.R. Hyde, III, has been Chairman of the Board of Directors and Chief Executive Officer since 1986. Previously, Mr. Hyde was Chief Executive Officer of Malone & Hyde. Mr. Hyde has been employed by AutoZone or Malone & Hyde since 1965. Mr. Hyde is also a director of Federal Express Corp.

JAMES F. KEEGAN, 64--DIRECTOR

  James F. Keegan has been a director since 1991. Mr. Keegan has been a managing director of Weibel Huffman Keegan, Inc., an investment management firm located in Memphis, Tennessee, since 1991. Previously, Mr. Keegan served as Senior Vice President of National Bank of Commerce and as President and Chief Executive Officer of Commerce Investment Corporation, a broker/dealer subsidiary of National Bank of Commerce.

MICHAEL W. MICHELSON, 45--DIRECTOR

  Michael W. Michelson has been a director since 1986. Mr. Michelson has been a General Partner of KKR during the last five years. Mr. Michelson is also a director of Fred Meyer, Inc., Owens-Illinois, Inc., Owens-Illinois Group, Inc., Red Lion Hotels, Inc., Red Lion Properties, Inc., and Union Texas Petroleum Holdings, Inc.

JOHN E. MOLL, 62--DIRECTOR

  John E. Moll has been a director since June 1992 and from 1986 until 1988. Mr. Moll was President and Chief Operating Officer for Fleming Companies, Inc., from 1990 until his retirement in 1992, and was Executive Vice President of Fleming Companies, Inc., from 1988 to 1989. Previously, Mr. Moll was Executive Vice President--Wholesale Foods of Malone and Hyde.

GEORGE R. ROBERTS, 53--DIRECTOR

  George R. Roberts has been a director since 1986. Mr. Roberts has been a General Partner of KKR during the last five years. Mr. Roberts is also a director of Borden, Inc., Duracell International, Inc., Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corporation, Neway Anchorlok International, Owens-Illinois, Inc., Owens-Illinois Group, Inc., Red Lion Hotels, Inc., Red Lion Properties, Inc., Safeway Inc., Union Texas Petroleum Holdings, Inc., Walter Industries, Inc., and World Color Press, Inc.

RONALD A. TERRY, 65--DIRECTOR

  Ronald A. Terry has been a Director since 1995. Mr. Terry was the Chairman of First Tennessee National Corporation, a bank holding company, and of First Tennessee Bank National Association, a national bank, from 1973 until his retirement in January 1996, and had been Chief Executive Officer until 1994. Mr. Terry is also a director of BellSouth Corporation and Promus Hotels Corporation.

TIMOTHY D. VARGO, 44--VICE CHAIRMAN AND DIRECTOR

  Timothy D. Vargo was elected Vice Chairman and a director in March 1996. Previously, he was Executive Vice President--Merchandising and Systems Technology since 1995 and had been Senior Vice President--Merchandising since 1995. Previously, Mr. Vargo was Senior Vice President--Merchandising for AutoZone from 1986 to 1992 and Director of Stores for AutoZone from 1984 to 1986.

  Mr. Roberts and Mr. Kravis are first cousins. Mr. MacDonnell and Mr. Roberts are brothers-in-law. Messrs. Kravis and MacDonnell have decided not to stand for re-election.

  The Company's Board of Directors held nine meetings in fiscal year 1996. Except for Messrs. Kravis, MacDonnell, and Roberts, each director attended at least 75% of the total number of Board of Directors and Committee meetings during the fiscal year. The Board of Directors has established standing Audit, Compensation and Finance Committees. The Board of Directors does not have a nominating committee.

  As directed by the Board, the Audit Committee recommends independent auditors to be employed by the Company, confers with the auditors regarding their audit of the Company, reviews the auditors' fees and other terms of their engagement, considers the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company, meets with the Company's internal auditors, reviews the auditors' examination results, and recommends changes in financial policies or procedures as suggested by the auditors. During fiscal year 1996, the Audit Committee, consisting of Messrs. Keegan, Moll, and Terry, held two meetings.

  The Compensation Committee reviews new and modified executive salary and incentive compensation programs and stock option plans, direct and indirect compensation matters, and management's compensation actions for executive officers and other key personnel. During fiscal year 1996 the Compensation Committee, consisting of Messrs. Keegan, MacDonnell, and Michelson, held seven meetings.

  The Finance Committee reviews financing options for AutoZone and makes recommendations to management and AutoZone's Board of Directors as to appropriate financing mechanisms. Mr. Clarkson is the sole member of the Finance Committee.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid to the Company's Chief Executive Officer and its other four most highly paid executive officers, for the fiscal years ended August 31, 1996, August 26, 1995, and August 27, 1994.

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                             ---------------------
                                            ANNUAL COMPENSATION                     AWARDS
                               --------------------------------------------- ---------------------  ALL OTHER
        NAME AND                                             OTHER ANNUAL    SECURITIES UNDERLYING COMPENSATION
   PRINCIPAL POSITION     YEAR SALARY ($)(1) BONUS ($)(2) COMPENSATION($)(3)  OPTIONS/SARS (#)(4)     ($)(5)
   ------------------     ---- ------------- ------------ ------------------ --------------------- ------------
J.R. Hyde, III (6)......  1996    634,675      404,755          94,048                    0           5,544
 Chairman and Chief       1995    601,650      451,238               0                    0           5,561
 Executive Officer        1994    581,300      581,300               0                    0           6,354
J.C. Adams, Jr.(6)......  1996    292,788       92,859               0              200,000           2,219
 Vice Chairman and Chief  1995    134,269       67,135               0              200,000           1,625
 Operating Officer
Timothy D. Vargo (7)....  1996    291,282       92,583               0              150,000           2,442
 Vice Chairman            1995     84,808       63,606               0              200,000             507
Thomas S. Hanemann......  1996    374,567      238,875               0                    0           5,833
 President                1995    350,000      262,500               0                    0           8,104
                          1994    315,292      315,292               0              200,000           8,789
Robert J. Hunt (8)......  1996    249,711       79,625          14,257                    0           2,878
 Executive Vice           1995    144,231       81,130          51,910              150,000           1,343
 President

--------
(1) Salary for 1996 fiscal year was paid over 53 weeks. Salary for all other years shown is paid over a 52 week fiscal year.
(2) Bonuses are shown in the fiscal year in which earned although paid in the following fiscal year.
(3) Other Annual Compensation consists principally of amounts paid to Mr. Hyde in 1996 for personal security services and Mr. Hunt in 1996 for reimbursement of tax expenses, and relocation allowances paid in 1995.
(4) All options are granted pursuant to the Company's Amended and Restated Stock Option Plan. The number of options has been adjusted for a 2-for-1 stock split in April 1994. AutoZone did not grant SARs in the 1994, 1995, and 1996 fiscal years.
(5) All Other Compensation for fiscal year 1996 consists of term life insurance provided for the benefit of the named executive's designated beneficiary. Amounts deemed received by the named executive as a result of participation in the Employee Stock Purchase Plan are included for fiscal years 1994 and 1995, but have been omitted for fiscal year 1996 pursuant to the regulations of the Securities and Exchange Commission.
(6) Mr. Adams was employed by the Company as an Executive Vice President in November 1994, and was promoted to Vice Chairman and Chief Operating Officer in March 1996. Accordingly, the amounts listed for fiscal year 1995 are for a partial fiscal year.

(7) Mr. Vargo was employed by the Company as a Senior Vice President in February, 1995, was promoted to Executive Vice President in June 1995, and was promoted to Vice Chairman in March 1996. Accordingly, the amounts listed for fiscal year 1995 are for a partial fiscal year.
(8) Mr. Hunt was employed by the Company as an Executive Vice President in December 1994. Accordingly, the amounts listed for fiscal year 1995 are for a partial fiscal year

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The following table provides information regarding stock options granted to the named executive officers during the fiscal year ended August 31, 1996, pursuant to the Company's Amended and Restated Stock Option Plan. The Company did not grant SARs in the 1996 fiscal year.

                                       INDIVIDUAL GRANTS
                         ----------------------------------------------       POTENTIAL
                                          % OF                           REALIZABLE VALUE AT
                          NUMBER OF      TOTAL                             ASSUMED ANNUAL
                          SECURITIES  OPTIONS/SARS                      RATES OF STOCK PRICE
                          UNDERLYING   GRANTED TO  EXERCISE                 APPRECIATION
                         OPTIONS/SARS  EMPLOYEES    OR BASE              FOR OPTION TERM (2)
                           GRANTED     IN FISCAL     PRICE   EXPIRATION ---------------------
       NAME                 (#)(1)        YEAR     ($/SH)(1)    DATE      5% ($)    10% ($)
       ----              ------------ ------------ --------- ---------- ---------- ----------
J.R. Hyde, III..........         0         --          --          --          --         --
J.C. Adams, Jr..........   200,000        12.3       27.25    03/06/06   3,427,472  8,685,894
Timothy D. Vargo........   150,000         9.2       27.25    03/06/06   2,570,604  6,514,420
Thomas S. Hanemann......         0         --          --          --          --         --
Robert J. Hunt..........         0         --          --          --          --         --

--------
(1) All options vest and are exercisable in one-quarter increments on each of the fourth, fifth, sixth and seventh years, respectively, after the date of grant. The exercise price of all options is the fair market value of the Company's stock at the time of the grant.
(2) These amounts represent assumed rates of appreciation for the market value of the Company's stock from the date of the grant until the end of the option period at rates arbitrarily set by the Securities and Exchange Commission. They are not intended to forecast possible future appreciation in the Company's stock and any actual gains on exercise of options are dependent on the future performance of the Company's stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

  The following table shows the stock option exercises by the named executive officers during the fiscal year ended August 31, 1996. In addition, this table includes the number of exercisable and non-exercisable stock options held by each of the named executives as of August 31, 1996. The fiscal year-end value of "in-the-money" stock options is the difference between the exercise price of the option and the fair market value of the Company's common stock (not including options with an exercise price greater than the fair market value) on August 30, 1996 (the last trading day before the fiscal year end) which was $27.25 per share. AutoZone has never granted SARs.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                               OPTIONS/SARS        IN-THE-MONEY OPTIONS/SARS
                                                               AT FY-END (#)             AT FY-END ($)
                         SHARES ACQUIRED      VALUE      ------------------------- -------------------------
          NAME           ON EXERCISE (#) REALIZED ($)(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           --------------- --------------- ----------- ------------- ----------- -------------
J.R. Hyde, III..........          0                0             0            0             0           0
J.C. Adams, Jr..........          0                0             0      400,000             0     425,000
Timothy D. Vargo........          0                0             0      350,000             0     425,000
Thomas S. Hanemann......          0                0       653,334      226,666    16,740,045     482,255
Robert J. Hunt..........     20,000          486,700             0      150,000             0     318,750

--------
(1) "Value Realized" is the difference between the fair market value of the underlying shares on the exercise date and the exercise price of the option.

                              PENSION PLAN TABLE

  The following table shows the estimated annual benefits payable upon retirement at age 65 and the payment of a single-life annuity to a participant with 60 monthly payments guaranteed.

                                         YEARS OF SERVICE
                        ---------------------------------------------------------------
      REMUNERATION        15            20            25            30            35
      ------------      -------       -------       -------       -------       -------
        $100,000        $25,894       $34,525       $43,157       $43,157       $43,157
         120,000         31,594        42,125        52,657        52,657        52,657
         140,000         37,294        49,725        62,157        62,157        62,157
         160,000         40,144        53,525        66,907        66,907        66,907
         180,000         40,144        53,525        66,907        66,907        66,907

  Remuneration includes Salary and Bonus as set forth in the Summary Compensation Table. A participant's benefit is based on such person's average monthly earnings for the consecutive five year period during which the participant had his or her highest level of earnings. The benefits stated in the table are the benefits to be received by a participant and will not be reduced by Social Security or other amounts received by a participant. Remuneration greater than $150,000 is not credited for benefit calculation purposes. Years of service in excess of 25 years are not considered for benefit calculation purposes.

  The following are the current years of credited service under the Pension Plan for the named executive officers in the Summary Compensation Table: J.R. Hyde, III--25 (maximum); J.C. Adams, Jr.--1; Timothy D. Vargo--10; Thomas S. Hanemann--21; and Robert J. Hunt--1.

                           COMPENSATION OF DIRECTORS

  Directors of the Company who do not serve as executive officers receive an annual fee of $25,000. Members of the Committees of the Board of Directors receive $1,000 for each Committee meeting attended in person.

  Messrs. Kravis, MacDonnell, Michelson, and Roberts are each a general partner of KKR. During 1996, KKR received $271,666 for management, consulting, and financial services provided to the Company. Such services included advice and assistance concerning the operation, planning, and financing of the Company. The services ended as of the end of the 1996 fiscal year. This arrangement is also discussed under "Compensation Committee Interlocks and Insider Participation."

  Mr. Clarkson is chairman of the Finance Committee and an employee of the Company, where he advises the Company on treasury matters and long-term strategic planning. Mr. Clarkson was paid salary and bonus for the 1996 fiscal year of $51,305, in addition to the other benefits ordinarily received by employees.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors ("Committee") is composed of James F. Keegan, Michael W. Michelson, and Robert I. MacDonnell. These persons are all non-employee directors of the Company and Mr. Michelson and Mr. MacDonnell are general partners of KKR Associates which controls a significant portion of the outstanding shares of the Company (see "Voting Securities and Security Ownership of Certain Beneficial Owners and Management").

  The Committee reviews and approves executive compensation, establishes target profit goals, makes grants of long-term incentives, and determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The goal of the executive compensation program is to reward executives for their performance and enhancement of stockholder value.

  The Company's executive compensation program is designed to attract and retain executives who are key to the long-term success of the Company and align compensation with the attainment of the Company's business goals and the increase in share value. The Company utilizes the same philosophy as the Committee in establishing compensation for employees other than executive officers.

  Executive compensation consists of (1) base salary, (2) annual performance incentives, and (3) long-term incentives. The Committee reviews executive compensation annually and makes appropriate adjustments based on (i) Company performance, (ii) achievement of predetermined goals, and (iii) changes in an executive's duties and responsibilities.

  Base Salary. The Committee desires that overall compensation reflect the performance of each individual executive over time. Base salaries are set at levels subjectively determined by the Committee to adequately reward and retain capable executives, including the Chief Executive Officer. The Committee considers the importance of and skills required in a particular executive position in establishing base salary.

  At the beginning of each fiscal year, the Committee reviews annual salary recommendations made under the direction of the Chief Executive Officer for all executive officers. The Committee makes an independent, subjective determination of the appropriateness of each recommendation and may accept such recommendation as made or may increase or decrease such recommendation as the Committee deems appropriate. Neither the Company in making recommendations, nor the Committee in approving base salary uses any mechanical formulations or weighting of any of the factors considered.

  Mr. Hyde received a base salary of $634,675 in fiscal year 1996 which represents a 5.5% increase over fiscal year 1995, while the Company's net income increased 20% in 1996 over fiscal 1995 net income.

  Annual Performance Incentives. The Company has established the Executive Incentive Compensation Plan (the "Plan"), which is an annual bonus plan for executive officers that is based on the attainment by the Company of targeted increases in pretax earnings. Under the Plan, a maximum bonus is established for each executive officer. As a general matter, as an executive's level of management responsibility in the Company increases, a greater portion of his or her potential total compensation depends on the Company's performance as measured by increases in pretax profit over the previous year. This bonus may equal up to a maximum of 100% of an executive's base salary depending on the position of the executive and the achievement of certain profit goals set by the Committee. Under the Plan, no executive officer may receive in any one fiscal year an award greater than the lesser of 100% of such individual's base salary for that year or $2 million. No bonus is payable under the Plan unless a predetermined minimum increase in pretax earnings is achieved. It is the Committee's desire that a significant portion of each officer's compensation be directly related to the performance of the Company.

  In fiscal year 1996, Mr. Hyde received a bonus under the Plan of $404,755.

  Long Term Incentives. In an effort to properly align the long-term interests of the Company's management and stockholders, the Committee has a history of awarding non-qualified stock options to all levels of management, including individual store managers. In the past, the Company's Amended and Restated Stock Option Plan ("Former Plan") under which the Company could award incentive stock options and non-qualified stock options, had provided employees with the opportunity to acquire an equity interest in the Company and to participate in appreciation of the Company's stock. The Committee believes that the Former Plan was important in enabling the Company to attract and retain the highest quality managers. Under the Former Plan, the Committee was responsible for establishing who was granted options, the term of the options, requisite conditions for exercise, and the number of options to be granted. Stock awards granted to any recipient are made by a subjective determination by the Committee, upon recommendation by the Chief Executive Officer, who considers the manager's past performance and current responsibilities, and the number of shares previously granted to that person.

  In October 1996, the Board of Directors adopted the 1996 Stock Option Plan ("1996 Plan"), subject to the approval of the stockholders at the 1996 annual meeting (see Proposal 2 in this Proxy Statement). The Committee believes that the 1996 Plan will provide a vehicle to continue the Company's policy of assuring that employees have an appropriate equity interest in the Company. Under the 1996 Plan, the Committee can make grants of incentive stock options and non-qualified stock options. The Committee will be responsible for establishing who will be granted awards, the number of shares to be awarded in options, and the terms and conditions of such grants.

  Mr. Hyde was last awarded stock options prior to the Company's initial public offering and has not received any additional grants since that time.

  Section 162(m). Section 162(m) of the Internal Revenue Code of 1996, as amended, places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any one fiscal year with respect to the Chief Executive Officer and the other four most highly compensated individuals who are executive officers as of the end of the fiscal year. However, this deduction limit does not apply to certain "performance based" compensation. The Committee intends to generally design and implement compensation plans that qualify for full deductibility in accordance with Section 162(m). However, the Company may from time to time pay compensation to its executive officers that may not be deductible. The Committee generally intends that all stock options granted under the 1996 Plan will qualify as "performance based" compensation.

  Summary. The Committee has established compensation for executive officers that links a large portion of each officer's compensation to the profit performance of the Company and the long term appreciation of the stock price and in so doing has rewarded executive officers for performance and enhancement of stockholder value. The Committee also believes that the 1996 Stock Option Plan will continue to fulfill the Company's goal of rewarding the officers and employees of the Company while simultaneously ensuring that the interests of the officers and employees are more closely aligned with those of the Company's stockholders.

James F. Keegan
Robert I. MacDonnell
Michael W. Michelson

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee is composed of Messrs. Keegan, Michelson, and MacDonnell. Messrs. Michelson and MacDonnell are also general partners of KKR. During 1996, KKR received $271,666 for management, consulting, and financial services provided to the Company. Such services included advice and assistance concerning the operation, planning, and financing of the Company. The services ended as of the end of the 1996 fiscal year.

  Mr. Hyde was a member of the Board of Directors and of the Human Resources Committee of First Tennessee National Corporation, which determines executive compensation, until April 1996. Mr. Terry retired as Chairman of First Tennessee National Corporation, a bank holding company, and its wholly-owned subsidiary First Tennessee Bank National Association, a national bank ("Bank") in January 1996. The Company uses the services of Bank for retail banking services, including demand deposit accounts, credit card processing, trust services, and financing. For fiscal year 1996, the Company paid Bank approximately $5,379,000 in fees and $409,000 in interest on debt. The Company believes that all fees charged by and paid to Bank for services performed, and all interest charged by and paid to Bank for financing, are reasonable and no greater than those fees and interest rates generally commercially available from other sources.

                            STOCK PERFORMANCE GRAPH

  The following graph shows, since the end of fiscal year 1991, changes in the value of $100 invested in (i) the Company's common stock, (ii) Standard & Poor's Retail Store Composite Index, and (iii) Standard & Poor's 500 Composite Index.

  The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG AUTOZONE S&P 500 INDEX AND S&P RETAIL STORE COMPOSITE INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           AUTOZONE,      S&P          S&P RETAIL STORE
(Fiscal Year Covered)        INC.           500 INDEX    COMPOSITE INDEX
-------------------          ----------     ---------    ----------------
Measurement Pt- 08/91        $100.00        $100.00      $100.00
FYE 08/92                    $143.56        $108.13      $104.77
FYE 08/93                    $256.44        $123.53      $116.16
FYE 08/94                    $235.59        $130.25      $116.76
FYE 08/95                    $263.82        $158.49      $122.50
FYE 08/96                    $267.50        $189.12      $147.22

  In previous years' Proxy Statements, the Company had used the S&P Retail-Specialty Index as a comparison. In August 1996, Standard & Poor's reconstructed its retail indices and the S&P Retail-Specialty Index, as previously composed, no longer exists and is therefore no longer available for comparison. The Company has substituted the S&P Retail Store Composite Index for all years.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Mr. Hyde is the sole stockholder of a corporation that owns an aircraft that was leased to the Company for Company business at times during the 1996 fiscal year. For the use of that aircraft in fiscal year 1996, the Company paid lease fees and expenses to the corporation totaling $241,885. In addition, pilots who are employees of AutoZone operated such aircraft for Mr. Hyde's personal benefit at times during the 1996 fiscal year. For the use of such pilot's services, Mr. Hyde paid AutoZone $96,000. AutoZone believes that the charges for the use of the plane by AutoZone and for the pilots used by Mr. Hyde are reasonable and equivalent to the fees charged by others for the use of similar aircraft and pilots.

  Mr. Terry retired as Chairman of First Tennessee National Corporation, a bank holding company, and its wholly-owned subsidiary First Tennessee Bank National Association, a national bank ("Bank") in January 1996. The Company uses the services of Bank for retail banking services, including demand deposit accounts, credit card processing, trust services, and financing. For fiscal year 1996, the Company paid Bank approximately $5,379,000 in fees and $409,000 in interest on debt. The Company believes that all fees charged by and paid to Bank for services performed, and all interest charged by and paid to Bank for financing, are reasonable and no greater than those fees and interest rates generally commercially available from other sources.

  See also the discussion under the heading "Compensation Interlocks and Insider Participation" regarding certain services rendered to the Company by KKR.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of all such forms that they file.

  To the Company's knowledge, based solely on the Company's review of the copies of Forms 3 and 4 and amendments thereto received by it during fiscal year 1996, and Forms 5 and amendments thereto received by it with respect to fiscal year 1996, or written representations that no reports were required, all filings applicable to its officers, directors, greater-than-ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act were timely, except that Stephen W. Valentine was late filing a Form 3 after his election as Senior Vice President, and Mr. Adams was late filing an amendment to his Form 3 showing indirect ownership of the Company's common stock held for the benefit of his immediate family

PROPOSAL 2--APPROVAL OF 1996 STOCK OPTION PLAN

  On October 21, 1996, the Board of Directors approved the 1996 Stock Option Plan ("Plan"), subject to stockholder approval, which would reserve 6,000,000 shares of Common Stock that may be awarded as stock options under the Plan. The existing Amended and Restated Stock Option Plan ("Former Plan") which was adopted on February 11, 1987, expires on February 11, 1997. The Board of Directors believes that in order to continue to provide an incentive to secure and retain employees of outstanding ability and to provide added incentives to those employees responsible for the success of the Company, the Company should continue its policy of assuring equity ownership of the Company for all levels of management. Over 2,900 employees of the Company (including over 1,400 store managers) have been granted stock options under the Former Plan. As of August 31, 1996, the Company had 26,800 employees, all of whom would be eligible to receive option grants. The closing price of the Company's Common Stock on the New York Stock Exchange on October 21, 1996, was $27.75 per share.

  The following description is only a summary of the Plan. The Plan is reproduced in its entirety as Exhibit A to this Proxy Statement. Reference is made to Exhibit A for a full description of all terms and conditions of the Plan and the description below is qualified in its entirety by reference to the Plan itself.

  Summary of the Plan. Under the Plan, key employees of the Company, its subsidiaries and any limited partnership of which the Company or any of its subsidiaries is the general partner, will be eligible to receive awards of stock options. Subject to the terms of the Plan, the Compensation Committee will have sole discretion to determine the conditions of each award including whether such awards shall be considered incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options, the number of shares to be granted, the exercise price, the expiration date, and the vesting schedule. No person may be granted an option to purchase more than 500,000 shares of Common Stock in any one calendar year, and in the case of a grant of incentive stock options, to the extent that the aggregate fair market value of stock as of the date of grant with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options. Options will not be transferable except by will or the laws of descent and distribution.

  The Plan is neither a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

  Stock Options. The Committee may grant options to purchase Common Stock of the Company at a price not less than 85% of the market value on the date of the award, provided that (i) such price shall be no less than the par value of the stock, (ii) in the case of incentive stock options and options intended to qualify as "performance-based" compensation under Section 162(m) of the Code, such price shall not be less than 100% of the fair market value, and (iii) in the case of incentive stock options granted to a person then owning more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary or parent corporation, such price shall be not less than 110% of the fair market value. Stock options may be exercised by the grantees at any time after vesting and before the expiration of the options by written notice to the Company and the payment of the option price and any required taxes. The option price and taxes may be paid in cash at the time of exercise or by the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, or at the discretion of the Committee, by the delivery of Common Stock in value equivalent to the option price, or by delivery of a promissory note bearing interest and payable upon such terms and conditions as may be prescribed by the Committee, or any combination of the foregoing.

  No option may vest prior to the passage of one year from the date of grant. All incentive stock options granted under the Plan must expire on or before the passage of ten years from the date of grant. The term of all non-qualified stock options is determined by the Committee in its discretion. Upon termination of employment no portion of an option which is unexercisable shall become exercisable unless otherwise provided by the Committee.

  Other Provisions. In the event that the Committee, in its sole discretion, determines that any corporate transaction (including, but not limited to any dividend, recapitalization, reclassification, stock split, merger, spin-off or disposition or all or substantially all of the Company's assets) affects the common stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan or with respect to any option grant, then the Committee shall, in a manner that it deems equitable, adjust any or all of the (i) number or kind of shares of stock with respect to such options that may be granted under the Plan, (ii) the number and kind of shares of stock subject to outstanding options, or (iii) the grant or exercise price with respect to any option. Further, in the event of any corporate transaction involving a merger in which the Company is not the surviving entity, a sale or disposition of all or substantially all of the assets of the Company, or any reverse merger in which the Company is the surviving entity, but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred or issued to a person different from those who held such securities immediately prior to such merger, or other non-recurring or unusual event affecting the Company, or the financial statement of the Company, or any subsidiary or affiliate, the Committee may, in its discretion in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, or to facilitate such transactions or events, the Committee may in its discretion, (A) repurchase for cash from any grantee all options granted in an amount that could have been attained upon the exercise of such option,
(B) provide that any such option may not be exercised after such transaction or event, (C) provide that all such options may be exercised prior to such transaction or event, notwithstanding the period of exercisability established in the option agreement, (D) provide that such option shall be assumed by or substituted for any securities of any successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, or (E) make adjustments in the number and type of shares subject to options.

  The Plan may be amended by the Committee at its discretion except that, without the consent of the stockholders, the Committee may not amend the Plan to increase the number of shares available to be awarded under the Plan, increase the number of shares that may be optioned to any one person in a calendar year, materially modify the eligibility requirements to receive options, extend the expiration date of the Plan, or otherwise modify or amend the Plan where applicable law or regulation (including provisions requiring qualification under Sections 422 or 162(m) of the Code) would require such modification or amendment to be approved by the stockholders.

  The Plan will expire on October 21, 2006. After the expiration date, no further options may be granted under the Plan. All options granted under the Plan prior to the expiration date will continue to operate under the Plan.

  Federal Income Tax Consequences. Generally, no tax is imposed on an optionee upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee will realize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The tax basis for the stock so acquired will be the fair market value of the stock on the date of exercise of the option. At the time of the exercise, the Company is entitled to an income tax deduction equal to the amount of income recognized by the optionee. However, to the extent total non-performance compensation in one year realized by an optionee after exercise of option exceeds one million dollars, if the Plan or the grant fails to satisfy the requirements of Section 162(m) of the Code, the Company may not be able to claim such income tax deduction for the amount in excess of one million dollars.

  An optionee does not generally realize federal taxable income upon either the grant or the exercise of an incentive stock option. If the optionee does not dispose of the stock acquired within one year after its receipt and two years after the option was granted, the gain or loss realized on the subsequent disposition of the stock will be treated as capital gain or loss. If the stock is disposed of prior to that time, the optionee will realize ordinary income in an amount equal to the excess of the sale price of the stock over the option price. The Company is generally not entitled to an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of the option stock by the optionee. However, if the optionee disposes of the option stock prior to the required holding period, a deduction is available to the Company to the extent of the income realized by the optionee on the date of the early disposition. In addition, the exercise of an incentive stock option may, depending on the number of stock options exercised and the optionee's individual income tax situation, trigger liability for the alternative minimum tax.

  Approval by Stockholders. Stockholder approval of the Plan is required (i) under Section 162(m) of the Code to have the Plan qualify as an incentive compensation plan, (ii) under Section 422 of the Code for any options so designated to qualify as incentive stock options, and (iii) under the rules of the New York Stock Exchange, Inc., for listing the shares of Common Stock reserved under the Plan. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock represented at and entitled to vote at the meeting. Broker non-votes will be counted as present at the meeting for quorum purposes, but will not be counted as voting either for or against the proposal. Abstentions will be counted the same as a vote against the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2 TO RATIFY AND ADOPT THE 1996 STOCK OPTION PLAN.

PROPOSAL 3--RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of Ernst & Young LLP, which has served as independent auditors for the past nine fiscal years, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's financial statements for the 52-week fiscal year ending August 30, 1997. AutoZone expects representatives of that firm to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if they so desire. This selection is being submitted for ratification at the meeting.

  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for such ratification. If not ratified, the Board will reconsider the selection upon recommendation of the Audit Committee, although the Board of Directors will not be required to select different independent auditors for the Company.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

                                 OTHER MATTERS

  The Board of Directors is not presently aware of any matters to be presented at the Annual Meeting other than the election of directors, ratification and approval of the 1996 Stock Option Plan, and the ratification of Ernst & Young LLP as the Company's independent auditors. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  Stockholder proposals to be presented at the fiscal year 1997 annual meeting of stockholders must be received by the Company by July 17, 1997, to be considered by the Board of Directors for inclusion in the 1997 Proxy Statement. Any proposals must be mailed to AutoZone, Inc., to the attention of the Secretary, Post Office Box 2198, Dept. 8074, Memphis, Tennessee 38101-9842.

                                 ANNUAL REPORT

  The Company's Annual Report to Stockholders containing audited financial statements for the year ended August 31, 1996, is being mailed herewith to all stockholders of record.

                                       By the order of the Board of
                                       Directors

                                       HARRY L. GOLDSMITH
                                       Secretary

Memphis, Tennessee
November 8, 1996

                                   EXHIBIT A

                                AUTOZONE, INC.
                            1996 STOCK OPTION PLAN

  AutoZone, Inc., a corporation organized under the laws of the State of Nevada, by resolution of the Board of Directors of the Company (the "Board") on October 21, 1996, adopted this AutoZone, Inc. 1996 Stock Option Plan (the "Plan").

  The purposes of this Plan are as follows:

    (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

    (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company.

                                   ARTICLE I

                                  Definitions

  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1--Affiliate

  "Affiliate" shall mean any Subsidiary and any limited partnership of which the Company or any Subsidiary is the general partner.

Section 1.2--Award Limit

  "Award Limit" shall mean 500,000 shares of Common Stock.

Section 1.3--Board

  "Board" shall mean the Board of Directors of the Company.

Section 1.4--Code

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5--Committee

  "Committee" shall mean the Compensation Committee or another committee of the Board, appointed as provided in Section 6.1.

Section 1.6--Common Stock

  "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.7--Company

  "Company" shall mean AutoZone, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.8--Corporate Transaction

  "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

    (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Awards are assumed by the successor entity;

    (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

    (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

Section 1.9--Director

  "Director" shall mean a member of the Board.

Section 1.10--Employee

  "Employee" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Employer, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.11--Employer

  "Employer" shall mean the Company or an Affiliate, whichever at the time employs the Employee.

Section 1.12--Exchange Act

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.13--Fair Market Value

  "Fair Market Value" of a share of Common Stock as of a given date shall be
(i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

Section 1.14--Incentive Stock Option

  "Incentive Stock Option" shall mean an Option that qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.15--Non-Qualified Option

  "Non-Qualified Option" shall mean an Option which is not designated as an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.16--Officer

  "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.17--Option

  "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan, as determined by the Committee, shall either be an Incentive Stock Option or a Non-Qualified Option, provided, however that options granted to Employees of an Affiliate which is not a Subsidiary shall be Non-Qualified Options.

Section 1.18--Grantee

  "Grantee" shall mean an Employee to whom an Option is granted under this Plan.

Section 1.19--Plan

  "Plan" shall mean this 1996 Stock Option Plan of AutoZone, Inc.

Section 1.20--Rule 16b-3

  "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.21--Secretary

  "Secretary" shall mean the Secretary of the Company.

Section 1.22--Securities Act

  "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.23--Subsidiary

  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.24--Termination of Employment

  "Termination of Employment" shall mean the time when the employee-employer relationship between an Grantee and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Grantee by the Employer; (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship; and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Employer with the former Employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. However, notwithstanding any provision of this Plan, the Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II

                            Shares Subject to Plan

Section 2.1--Shares Subject to Plan

  (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's common stock, $.01 par value. The aggregate number of such shares which may be issued upon exercise of Options under the Plan shall not exceed 6,000,000. The shares of Common Stock issuable under the Plan upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

  (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, the number of shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

Section 2.2--Add-back of Options

  If any Option expires or is canceled without having been fully exercised or vested, the number of shares subject to such Option, but as to which such Option was not exercised or vested prior to its expiration or cancellation, may again be awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to
Section 7.8 and become exercisable with respect to shares of stock of another corporation, shall be considered canceled and may again be awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Grantee or withheld by the Company upon the exercise or vesting of any Option, in payment of the exercise price thereof, may again be awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III

                              Granting of Options

Section 3.1--Eligibility

  Any key Employee selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option, provided, however, that an Employee of an Affiliate which is not a Subsidiary shall be eligible to be granted Non-Qualified Options only.

Section 3.2--Qualification of Incentive Stock Options

  No Incentive Stock Option shall be granted to any person who is not an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary.

Section 3.3--Disqualification for Stock Ownership

  No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.4--Granting of Options

  (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

    (i) Determine which Employees are key employees (including Employees who have previously received Options under this Plan, or any other plan of the Company) and in its opinion should be granted Options; and

    (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected Employees; and

    (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

    (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of such Options intended to qualify as performance-based compensation as described in
  Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m)(4)(C) of the Code.

  (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of the surrendered Option.

  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

Section 3.5--Consideration

  Except as the Committee may otherwise determine, in consideration of the granting of an Option, the Grantee shall agree, in the written Option agreement, to remain in the employ of the Company, or any Affiliate, for a period of at least one year (or such shorter period as may be fixed in the Option agreement or by action of the Committee following grant of the Option) after the Option is granted. Nothing in this Plan or in any Option agreement hereunder shall confer upon any Grantee any right to continue in the employ of his respective Employer, or shall interfere with or restrict in any way the rights of each respective Employer, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without cause.

                                  ARTICLE IV

                               Terms of Options

Section 4.1--Option Agreement

  Each Option shall be evidenced by a written Option agreement which shall be executed by the Grantee and authorized Officers of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Stock Option agreements evidencing Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

Section 4.2--Option Price

  The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than eighty-five percent (85%) of the Fair Market Value of the underlying shares on the date of grant; further provided that (i) such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, (ii) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

Section 4.3--Option Term

  The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Grantee, or amend any other term or condition of such Option relating to such a termination.

Section 4.4--Option Vesting

  (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted unless the Option is being granted in modification or substitution of a previously granted Option, in which case the one year period shall be measured from the date of the grant of the previously granted Option.

  (b) Subject to the provisions of Sections 4.4(a) and 4.4(d), the period during which the right to exercise an Option in whole or in part vests in the Grantee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

  (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option agreement or by action of the Committee following the grant of the Option.

  (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Grantee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(d), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                                   ARTICLE V

                              Exercise of Options

Section 5.1--Partial Exercise

  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.2--Manner of Exercise

  All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Secretary of the Company or his designee:

    (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Grantee or other person then entitled to exercise the Option or such portion;

    (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, the Code, and any other federal or state laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

    (c) In the event that the Option or portion thereof shall be by any person or persons other than the Grantee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and

    (d) Full cash payment to the Company of the exercise price and any applicable taxes for the shares with respect to which the Option, or portion thereof, is exercised or through the delivery of a notice that the Grantee has placed a market sell order with a broker approved by the Company with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable taxes. However, the Committee may, in its discretion, allow payment, in whole or in part, through (i) the delivery of shares of Common Stock owned by the Grantee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; or (iii) allow payment through any combination of the foregoing. In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

Section 5.3--Rights as Stockholders

  Grantees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Grantees.

Section 5.4--Transfer Restrictions

  The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restrictions shall be set forth in the respective Option agreement and may be referred to on the certificates evidencing such shares. Without limiting the generality of the foregoing, the Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                                Administration

Section 6.1--Compensation Committee

  The Committee shall consist solely of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2--Duties and Powers of the Committee

  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options are granted and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with provisions of Section 422 of the Code. Any grant under this Plan need not be the same with respect to each Grantee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 6.3--Majority Rule; Unanimous Written Consent

  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 6.4--Professional Assistance; Good Faith Actions

  All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Grantees, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                               Other Provisions

Section 7.1--Options Not Transferable

  Options may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Options have been exercised, and the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect except as otherwise permitted in this Section 7.1.

Section 7.2--Eligibility to Exercise

  Only a Grantee may exercise an Option granted under the Plan during the Grantee's lifetime. After the death of the Grantee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option agreement or other agreement, be exercised by the Grantee's personal representative, or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution.

Section 7.3--Conditions to Issuance of Stock Certificates

  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

    (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

    (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 7.4--Amendment, Suspension or Termination of the Plan

  Except as otherwise provided in this Section 7.4, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, to the extent required by Sections 422 or 162(m) of the Code, without approval of the Company's stockholders given within 12 months before or after the action by the Committee or Board, no action of the Committee or Board may increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, modify the Award Limit, materially modify the eligibility requirements of Section 3.1, or extend the limit imposed in this
Section 7.4 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Sections 422 or 162(m) of the Code, and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted unless the Option agreement itself expressly so provides. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event any Option be granted under this Plan on or after October 21, 2006. No amendment, suspension or termination of this Plan shall, without the consent of the Grantees alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the Option agreement otherwise expressly so provides.

Section 7.5--Approval of Plan by Stockholders

  The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Sections 162(m) and 422 of the Code. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may not be granted under the Plan prior to such stockholder approval.

Section 7.6--Effect of Plan Upon Other Compensation Plans

  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Employers. Nothing in this Plan shall be construed to limit the right of the Employers (a) to establish any other forms of incentives or compensation for employees of the Employers or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.7--Conformity to Securities Laws

  The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act, the Code, and any and all regulations and rules promulgated by the Securities and Exchange Commission and the Internal Revenue Service. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8--Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

  (a) Subject to Section 7.8(d), in event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the

Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

    (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section
  2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

    (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

    (iii) the grant or exercise price with respect to any Option.

  (b) Subject to Section 7.8(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.8(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such transactions or events, or to give effect to such changes in laws, regulations or principles:

    (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Option agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Grantee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such option, or award or realization of the Grantee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

    (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

    (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
  4.4 or (ii) the provisions of such Option;

    (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option agreement or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

    (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options that may be granted in the future.

  (c) Subject to Section 7.8(d) and 7.12, the Committee may, in its discretion, include such further provisions and limitations in any Option agreement or stock certificate, as it may deem equitable and in the best interests of the Company.

  (d) With respect to Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this
Section 7.8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option to fail to so qualify under
Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under
Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions.

  (e) The number of shares of Common Stock subject to any Option shall always be rounded to the nearest whole number.

Section 7.9--Tax Withholding

  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Grantee of any sums required by federal, state or local tax laws to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Grantee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 7.10--Loans

  The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

Section 7.11--Forfeiture Provisions

  Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of an Option made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is adverse, contrary or harmful to the interests of the Company, as further defined by the Committee.

Section 7.12--Limitations Applicable to Section 16 Persons and Performance-Based Compensation

  Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16, shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 7.13--Compliance with Laws

  This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restriction, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules or regulations.

Section 7.14--Titles

  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 7.15--Governing Law

  This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to the conflicts of laws rules thereof.

                                         AUTOZONE, INC.

                     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         THE COMPANY FOR ANNUAL MEETING OF STOCKHOLDERS

P        The undersigned hereby appoints Harry L. Goldsmith and Donald R.
         Rawlins, and each of them, as proxies, with full power of substitution,
R to vote all shares of common stock of AutoZone, Inc., which the undersigned would be entitled to vote at the Annual Meeting of
O AutoZone, Inc., to be held at the Company's principal executive offices, 123 South Front Street, Memphis, Tennessee, on Thursday,
X December 12, 1996, and at any and all adjournments thereof, on items 1, 2 and 3, as specified herein and such other matters as may come before
Y        the meeting.

         Election of
         Directors, Nominees:      (change of address/comments)


         J.C. Adams, Jr.,        ----------------------------------------------
         Andrew M. Clarkson,     ----------------------------------------------
         Thomas S. Hanemann,     ----------------------------------------------
         N. Gerry House, J.R.    ----------------------------------------------
         Hyde, III, James F.     (If you have written in the above space, please
         Keegan, Michael W.      mark the corresponding box on the reverse side
         Michelson, John E.      of this card)
         Moll, George R.
         Roberts, Ronald A.
         Terry, and Timothy D.
         Vargo.


         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTOR'S RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                  FOLD AND DETACH HERE

     [MAP OF LOCATION                         You are invited
      OF STOCKHOLDERS                          to attend the
          MEETING]
                                             [LOGO OF AUTOZONE]
                                               ANNUAL MEETING
                                              OF STOCKHOLDERS

                                              December 12, 1996
                                                 10:00 a.m.

                                            123 South Front Street
                                              Memphis, Tennessee
                                                  38103-3607

[X]  Please mark your                                                    |  2797
     votes as in this                                                    |__
     example.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

-----------------------------------------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.
-----------------------------------------------------------------------------------------------------------------
                    FOR     WITHHELD                           FOR    AGAINST     ABSTAIN
1. Election of      [_]        [_]    2. Approval of 1996      [_]      [_]         [_]     4. In the discretion
   Directors                             Stock Option Plan.                                    of the proxies
   (see reverse)                                                                               named herein,
                                      3. Approval of           [_]      [_]         [_]        upon such other
For, except vote withheld from the       Independent Auditors.                                 matters as may
following nominee(s):                                                                          properly come
                                                                                               before the
                                                                                               meeting.
-----------------------------------
                                                                                            ---------------------------------------
                                                                                                         SPECIAL ACTION
                                                                                            ---------------------------------------

                                                                                              Comments/Change of Address       [_]

                                                                                              Discontinue Annual Report
                                                                                              Mailing for this Account         [_]

                                                                                              Will Attend Annual Meeting       [_]

SIGNATURE(S) ____________________________________________________________  DATE __________    The signer hereby revokes all proxies
NOTE:    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD                      heretofore given by the signer to vote
         EACH SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,                       at said meeting or any adjournments
         TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.                                 thereof.

                            FOLD AND DETACH HERE

    IMPORTANT: PLEASE VOTE AND SIGN YOUR
PROXY AND RETURN IT IN THE ENVELOPE PROVIDED

                                         AUTOZONE, INC.

                     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         THE COMPANY FOR ANNUAL MEETING OF STOCKHOLDERS

P        The undersigned hereby appoints Harry L. Goldsmith and Donald R.
         Rawlins, and each of them, as proxies, with full power of substitution,
R to vote all shares of common stock of AutoZone, Inc., which the undersigned would be entitled to vote at the Annual Meeting of
O AutoZone, Inc., to be held at the Company's principal executive offices, 123 South Front Street, Memphis, Tennessee, on Thursday,
X December 12, 1996, and at any and all adjournments thereof, on items 1, 2 and 3, as specified herein and such other matters as may come before
Y        the meeting.

         Election of
         Directors, Nominees:      (change of address/comments)


         J.C. Adams, Jr.,        ----------------------------------------------
         Andrew M. Clarkson,     ----------------------------------------------
         Thomas S. Hanemann,     ----------------------------------------------
         N. Gerry House, J.R.    ----------------------------------------------
         Hyde, III, James F.     (If you have written in the above space, please
         Keegan, Michael W.      mark the corresponding box on the reverse side
         Michelson, John E.      of this card)
         Moll, George R.
         Roberts, Ronald A.
         Terry, and Timothy D.
         Vargo.


         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTOR'S RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                  FOLD AND DETACH HERE

     [MAP OF LOCATION                         You are invited
      OF STOCKHOLDERS                          to attend the
          MEETING]
                                             [LOGO OF AUTOZONE]
                                               ANNUAL MEETING
                                              OF STOCKHOLDERS

                                              December 12, 1996
                                                 10:00 a.m.

                                            123 South Front Street
                                              Memphis, Tennessee
                                                  38103-3607

[X]  Please mark your                                                    |  4631
     votes as in this                                                    |__
     example.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

-----------------------------------------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.
-----------------------------------------------------------------------------------------------------------------
                    FOR     WITHHELD                           FOR    AGAINST     ABSTAIN
1. Election of      [_]        [_]    2. Approval of 1996      [_]      [_]         [_]     4. In the discretion
   Directors                             Stock Option Plan.                                    of the proxies
   (see reverse)                                                                               named herein,
                                      3. Approval of           [_]      [_]         [_]        upon such other
For, except vote withheld from the       Independent Auditors.                                 matters as may
following nominee(s):                                                                          properly come
                                                                                               before the
                                                                                               meeting.
-----------------------------------
                                                                                            ---------------------------------------
                                                                                                         SPECIAL ACTION
                                                                                            ---------------------------------------

                                                                                              Comments/Change of Address       [_]

                                                                                              Discontinue Annual Report
                                                                                              Mailing for this Account         [_]

                                                                                              Will Attend Annual Meeting       [_]

SIGNATURE(S) ____________________________________________________________  DATE __________    The signer hereby revokes all proxies
NOTE:    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD                      heretofore given by the signer to vote
         EACH SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,                       at said meeting or any adjournments
         TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.                                 thereof.

                            FOLD AND DETACH HERE

                  IMPORTANT: PLEASE VOTE AND SIGN YOUR PROXY
                    AND RETURN IT IN THE ENVELOPE PROVIDED